UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 29, 2006

ADELPHIA COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-16014	23-2417713
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5619 DTC Parkway—Greenwood Village, CO		80111
(Address of principal executive offices)		(Zip Code)

(303) 268-6300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed on March 29, 2006 to file the Stipulation and Order of Settlement of Amended Petition of Adelphia Communications Corporation and Various Subsidiaries as to Forfeited Managed Entities, the Final Order of Forfeiture as to Forfeited Managed Entities and the Amended Final Order of Forfeiture as to Forfeited Managed Entities as Exhibits 99.1, 99.2 and 99.3, respectively.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 99.1

Stipulation and Order of Settlement of Amended Petition of Adelphia Communications Corporation and Various Subsidiaries as to Forfeited Managed Entities signed by the United States District Court for the Southern District of New York on March 29, 2006.

Exhibit 99.2	Final Order of Forfeiture as to Forfeited Managed Entities signed by the United States District Court for the Southern District of New York on March 29, 2006.

Exhibit 99.3	Amended Final Order of Forfeiture as to Forfeited Managed Entities signed by the United States District Court for the Southern District of New York on March 29, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2006	ADELPHIA COMMUNICATIONS CORPORATION (Registrant)

	By:	/s/ Brad M. Sonnenberg
Name: Brad M. Sonnenberg
Title: Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1

Stipulation and Order of Settlement of Amended Petition of Adelphia Communications Corporation and Various Subsidiaries as to Forfeited Managed Entities signed by the United States District Court for the Southern District of New York on March 29, 2006.

Exhibit 99.2	Final Order of Forfeiture as to Forfeited Managed Entities signed by the United States District Court for the Southern District of New York on March 29, 2006.

Exhibit 99.3	Amended Final Order of Forfeiture as to Forfeited Managed Entities signed by the United States District Court for the Southern District of New York on March 29, 2006.